UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Torotel, Inc.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

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c 1234567890 + TE 000004 SACKPACK _ _  ENDORSEMENT liNE MR A Simple DESJGNATION(IF Any) ADD I ADD2 ADD3 AOD4 ADDS ADD6 Online Go to www.envisionreports.com/TLLO or scan the OR code - login details are located in the shaded bar below.Votes submitted electronically must be received by 1.00 am,(Central time).on september16, 2019 Shareholder Meeting Notice (1234 5678 9012 345 ) Important Notice Regarding the Availability of Proxy Materials for the Torotel Inc.Shareholder Meeting to be Held on September 16,2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy.The items to be voted on and location of the annualmeeting are on the reverse side. Your vote is important This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The proxy statement and annual report to shareholders are available at: www.envisionreports.com/TTLO Easy Online Access - View your proxy materials and vote. Step1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/TLLP. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you qo online,you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials,you must request one.There is no charge to you for requesting a copy.Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 NOT COY

Shareholder Meeting Notice Torotel,Inc.'s Annual Meeting of Shareholders will be held on September 16,2019 at 520 N. Rogers Road, Olathe, KS 66062,at 9:00 a.m. Central Time. Proposals to be Voted on at the meeting are listed below along with the Board of Directors' Recommendations. Torotel’s board of Directors recommends a vote FOR the listed nominees, FOR Proposals 2 and 3,and 2 Years lorProposal4: 01·Election of Directors Anthony H.Lewis 02· Stephen K.Swinson 1. Election of Directors: 2. 3. 4. RATIFICATION Of APPOINTMENT of Rubin Brown LLP as the Corporation's independent accounting firm. Advisory vote to approve the compensation of our named executive officers. Advisory vote regarding whether an advisory vote on executive compensation will occur every 1, 2, or 3 years. PLEASE NOTE-YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting. please bri119 this notice with you. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a COPY of the proxy materials. Internet - Go to www.envisionreports.com/TTLO. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1 866 641 4Z76. Email Send an email to investorvote@computershare.com with "Proxy Materials Torotel,Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by 10 days before the meeting.